FORM 8-K

             SECURITIES AND EXCHANGE COMMISSION
                    Washington D.C. 20549

                       CURRENT REPORT
              Pursuant to Rule 13 or 15d-16 of
             the Securities Exchange Act of 1934

For the Coupon Period ending July 21, 2003

       Westpac Securitisation Management Pty Limited,
              in its capacity as trust manager
               of the Series 1998-1G WST Trust
       (Translation of registrants name into English)



     New South Wales     333-64199          98-0181944
    -----------------   ----------------  ------------
    State of Incorp.    Commission File  IRS Employer No.
                             Number


   Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
          (Address of principal executive offices)

      Registrants telephone number

      +612 9229 8131

 NOTEHOLDERS REPORT - SERIES 1998-1G WST TRUST


Date of Report - Determination Date   15-July-03

Housing Loan Collection Period      10-Apr-03 to 09-July-03
                                  (inclusive)  (inclusive)

Days in Collection Period             91

Coupon Period          22-Apr-03      to         21-July-03
                       (inclusive)             (exclusive)

Days in Coupon Period  		      90

3 month BBSW
at beginning of coupon period         	   4.8000%
3 Month USD-LIBOR      			   1.32938%
Foreign Exchange Rate  0.62354525564

Available Income       			7,002,0084
Total Available Funds  			7,002,0084
Accrued Interest Adjustment           	0.00
Redraws Made This Period                14,751,263
Redraw Shortfall       			0.00
Redraw Facility Draw   			0.00
RFS Issued This Period 			0.00
Trust Expenses         			305,687
Total Payments         			5,922,407
Payment Shortfall      			0.00
Principal Draw This Period            	0.00
Total Principal Draws Outstanding     	0.00
Gross Principal Collections           	58,101,492.88
Principal Collections  			43,350,229
Excess Available Income               	1,079,677
Excess Collections Distribution       	1,073,991
Liquidity Shortfall    			0.00
Liquidity Net Draw / (Repayment)
this period            			0.00
Remaining Liquidity Shortfall         	0.00
Liquidation Loss       			0.00
Principal Charge Offs  			5,685.99
Prepayment Benefit Shortfall          	0.00
Average Daily Balance for Qtr         	398,475,023.45
Subordinated Percentage               	5.2769%
Initial Subrdinated Percentage        	2.3000%
Average Quarterly Percentage          	0.4266%
Chargeoffs             			0.00
Carryover ChargeOffs   			0.00

               Principal/100,000   Coupon/100,000
Class A   0.00    1,865.2610           66.0841
Class B   0.00    4,416.0731          182.6264

Stated Amount - AUD Equivalent     Percentage     Forex Percentage
Class A       354,969,728.38         94.72309%         1.00000
Class B        21,446,187.90          5.57691%
RFS                     0.00              	       0.00000
              376,415,916.28        100.00000%      100.00000%

Stated Amount - USD                Bond Factor
Class A       221,339,690.03         0.1612440
Class B        13,372,668.72         0.4140145
RFS                     0.00
              234,712,358.75

                            WST Trust Series 98-1G

                    DELINQUENCY STATISTICS

                 Collection Period Ended:    9th July 2003
                Number    Current    Instalment   % by     % by
               of Loans   Balance     Amount $   Number   Balance

Current          4,822   350,181,054  3,475,585   94.27%    93.03%
1 - 29 Days        241    22,103,805    181,070    4.71%     5.87%
30 - 59 Days        32     2,436,632     18,996    0.63%     0.65%
60 - 89 Days         7       662,911      5,077    0.14%     0.18%
90 - 119 Days        2        66,293        503    0.04%     0.02%
120 - 149 Days       5       460,536      3,956    0.10%     0.12%
150 - 179 Days       1        45,932        364    0.02%     0.01%
180+ Days            5       458,953      3,300    0.10%     0.12%
TOTAL            5,115   376,415,916  3,688,851  100.00%   100.00%


$A
Scheduled principal     		$          5,351,542
Unscheduled principal   		$         37,998,687
Principal Collections   		$         43,350,229

Fixed Interest Rate Housing Loan        $         45,755,577
Variable Rate Housing Loans             $        330,660,340
                        		$        376,415,916






                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series
1998-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the Series
                              1998-1G WST Trust,(Registrant)

Dated: July 21, 2003
By:    /s/ Cameron Kelly


Name: Cameron Kelly

Title:   Principal Accounting Officer